POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 21, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares India Portfolio

The first sentence of the section "Summary Information—Principal Investment Strategies" for the PowerShares India Portfolio is hereby deleted and replaced with the following:

The Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (the "Subsidiary"), which in turn, invests at least 90% of its total assets in securities that comprise the Underlying Index and American depository receipts ("ADRs") based on the securities in the Underlying Index.

Please Retain This Supplement For Future Reference.

P-PIN-PRO-STK-1 12/21/10